NUMBER              [LOGO] SHARES
_______________                              __________________
COMMON STOCK
                 SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS
OF THE STATE OF FLORIDA                         CUSIP ____________

OCWEN FINANCIAL CORPORATION

This certifies that __________________ is the owner of ________ (___) fully paid and non-assessable shares of the common stock, par value $.01 per share, of Ocwen Financial Corporation, transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

-------------------------------------------------------- --------------------------------------------------------
Timothy M. Hayes          Ronald M. Faris
Secretary               President and Chief Executive Officer

[SEAL]


(FORM OF STOCK CERTIFICATE -- BACK SIDE)

OCWEN FINANCIAL CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE T0 EACH SHAREHOLDER WHO SO REQUESTS A SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS FOR EACH SERIES, IF ANY, WITHIN A CLASS (INCLUDING THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINEVARIATIONS FOR FUTURE SERIES).

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______Custodian____________ under Uniform Gifts to Minors Act______________
    (Cust) (Minor)                     (State)

UNIF TRANS MIN ACT - _______Custodian___________ under Uniform Transfers to Minors Act____________
    (Cust) (Minor)                     (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell assign and transfer unto

__________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE ____________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

_________________________________________________ Shares of common stock represented by this certificate, and do hereby irrevocably constitute and appoint ____________________________________________, Attorney, to transfer the said Shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated _______________________________

Notice: The signature to this assignment must correspond with the name written upon the face of this certificate in every particular without alteration or any change whatever.

SIGNATURE(S) GUARANTEED: _____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.